                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         COMMERCIAL LABOR MANAGEMENT, INC.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)

                          Date of Report: October 30, 1998


            Nevada              33-26531-LA                     88-241079
            -------             -----------                     ---------
       (State or other          (Commission                   (IRS Employer
       jurisdiction of          File Number)               Identification No.)
       incorporation)


NEW ADDRESS

137 N. Larchmont, #507, Los Angeles, CA                 90004
------------------------------------------             ----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (323) 933-0565

208 Mira Mar Avenue, Suite One
Long Beach, California 90703
------------------------------
(Former name or former address if changed since last report)

Total number of pages in this document:   25

                                  TABLE OF CONTENTS


ITEM 1    CHANGES IN CONTROL OF REGISTRANT . . . . . . . . . . . . . . . . . . . .-3-

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS . . . . . . . . . . . . . . . . . .-3-

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP . . . . . . . . . . . . . . . . . . . . . . .-3-

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT. . . . . . . . . . . . . .-3-

ITEM 5.   OTHER EVENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-4-

ITEM 6    RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS. . . . . . . .-4-

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS. . . . . . . . . . . . . . . . . . . .-4-

SIGNATURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-5-

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          None.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

ITEM 5.   OTHER EVENTS

          As reported in the Company's Report on Form 8-K, dated August 11, 1998, Registrant entered into a Share Exchange Agreement (the "Agreement"), dated August 7, 1998, with CNG Communications, Inc. ("CNG") and the shareholder of CNG pursuant to which the Registrant agreed to acquire 100% of the outstanding stock of CNG. On the planned closing date of the acquisition, CNG and the shareholder of CNG did not communicate with the representatives of the Registrant. The Registrant had no prior indication from CNG or the shareholder of CNG that their authorized representatives would not be attending the closing. After several attempts to communicate with CNG and the CNG shareholder, and after being made aware of the recent filing of a Form 8-K by Westower Corporation ("Westower") disclosing that Westower had entered with an agreement to purchase CNG, the Registrant has determined that CNG and the CNG shareholder have breached their Agreement with the Registrant. Accordingly, the Registrant does not believe that it will be able to proceed with the acquisition of CNG as provided in the Agreement. Registrant has retained a law firm in Los Angeles, California to file a lawsuit against CNG, the CNG shareholder, and possibly Westower, for breach of contract and other claims to be determined. Registrant and the law firm have not yet determined the amount of damages suffered by Registrant as a result of the alleged breach of the Agreement by CNG and the CNG shareholder, nor whether Westower may have tortiously interfered with Registrant's agreement and business relationship with CNG and the CNG shareholder. There is no assurance that Registrant will prevail in the lawsuit or collect any damages from the defendants.

          Registrant is continuing to seek other potential candidates for a business combination. there is no assurance that the Registrant will be able to find a suitable business to acquire.

          After the planned closing of the Agreement did not occur, Registrant issued 2.1 million shares of its Common Stock to each of Edward Torres, the President of the Company, and Mark J. Richardson, a principal shareholder of the Company, to hold for potential conveyance to the owner or owners of a new business (not yet identified) with which the Company may enter into a business combination in the future (or cancellation depending on how the business combination is structured). Those shares equal the same number of share which would have been issued to the CNG shareholder if the Agreement had closed, and reflect an intent to be prepared for the next potential transaction. Accordingly, as of the date of this Report, there are a total of 4,565,340 shares of the Registrant's Common Stock issued and outstanding, 2,220,400 of which are beneficially owned by Mark J. Richardson and 2,200,900 of which are beneficially owned by Edward L. Torres.

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

          Mark French has resigned as a director of the Registrant to pursue other business interests. Registrant has not yet filled the vacancy on the Board of Directors created by the resignation of Mr. French, and may not until a business combination is accomplished. Accordingly, Edward L. Torres is the sole director of the Registrant.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS & EXHIBITS

         *a.  Financial Statements

              None.

          b.  Exhibits

              None.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: October 30, 1998                 COMMERCIAL LABOR MANAGEMENT, INC.



                                       By:    /s/ Edward L. Torres
                                              ------------------------------
                                                  Edward L. Torres,
                                                  President